SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               April 11, 2000
                     (Date of earliest event reported)

                           RITE AID CORPORATION.
           (Exact Name of Registrant as Specified in its Charter)


   Delaware                        1-5742                          23-1614034
(State or Other                 (Commission                      (IRS Employer
Jurisdiction of                  File Number)                    Identification
Incorporation)                                                      Number)


               30 Hunter Lane, Camp Hill, Pennsylvania 17011
             (Address of Principal Offices, including zip code)


                               (717) 761-2633
            (Registrant's telephone number, including area code)




ITEM 5. OTHER EVENTS

        On April 11, 2000, Rite Aid Corporation issued a press release announcing its receipt of a commitment letter, both of which are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.        EXHIBITS

        4.1    Commitment Letter dated April 10, 2000.

        99.1   Press Release dated April 11, 2000.




                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RITE AID CORPORATION


Dated:  April 11, 2000                   By: /s/ Elliot S. Gerson
                                            ___________________________________
                                            Name:  Elliot S. Gerson
                                            Title: Senior Executive Vice
                                                   President and General
                                                   Counsel




                               EXHIBIT INDEX


Exhibit
Number                      Description

4.1     Commitment Letter dated April 10, 2000.

99.1    Press Release dated April 11, 2000.